UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2009

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MYRIAD ENTERTAINMENT & RESORTS, INC.

 (Exact name of registrant as specified in its charter)

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Delaware	000-24789	64-0872630
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

PO Box 100, Tunica, Mississippi 38676

 (Address of Principal Executive Office) (Zip Code)

(800) 955-0762

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K (Amendment No. 3) updates Myriad Entertainment and Resorts, Inc.’s (the “Company” or “Myriad”) Current Report on Form 8-K, originally filed July 22, 2008(“Initial 8-K”) and subsequently amended on July 24, 2008, August 18, 2008, September 16, 2008 and October 20, 2008 to provide an update relative to the Company’s Land Contract, dated July 15, 2008.

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Myriad's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements and other conditions which could cause Myriad’s actual results to differ from management's current expectations are contained in Myriad's filings with the Securities and Exchange Commission. Myriad undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Background

As previously reported in the Initial 8-K, on July 15, 2008, Myriad entered into a Contract for the Sale and Purchase of Real Estate with Picture Window, LLC and Kenneth M. Murphree, LLC for the purchase and sale of certain property located in Tunica County, Mississippi (the “Original Land Contract”). The purchase price of the land pursuant to the Land Contract is $36m plus certain amounts based on percentage payments or minimum annual payments as set forth in the Land Contract. The purchase price for the land shall be paid $100,000 per month for five months (“Monthly Payments”) and $35,500,000 payable upon closing.

First Amendment to Land Contract

On September 15, 2008, the Company, Picture Window, LLC and Kenneth M. Murphree, LLC entered into a First Amendment to Contract for the Sale and Purchase of Real Estate providing for certain modifications to the Monthly Payments as provided in paragraph 2of the Original Land Contract. Pursuant to the Original Land Contract, the Company was obligated to make Monthly Payments beginning on July 24, 2008 and ending November 15, 2008. The First Amendment to Land Contract provides that the Company is now obligated to make cash payments of $150,000 on each of October 15, 2008 and November 15, 2008, eliminating the September 15, 2008 Monthly Payment as provided in the Original Land Contract. The Company previously made two Monthly Payments to the Sellers each in the amount of $100,000 in July and August 2008, as agreed under the Original Land Contract.

Second Amendment to Land Contract

On October 16, 2008, the Company, Picture Window, LLC and Kenneth M. Murphree, LLC entered into a Second Amendment to Contract for the Sale and Purchase of Real Estate providing for certain modifications to the Monthly Payments as provided in paragraph 2of the Original Land Contract. Specifically, the modification extends the remaining Monthly Payment dates from October 15, 2008 and November 15, 2008 to December 2, 2008 and extends the 25-year term on the payment of two percent gross gaming revenue to Picture Window. The extended term on the payment of two percent gross gaming revenue will be for the life of the project.

Revisions to Land Contract

On December 3, 2008, the Company, Picture Window, LLC and Kenneth M. Murphree, LLC entered into a Contract for the Sale and Purchase of Real Estate revising certain provisions relative to the Monthly Payments as provided in paragraph 2of the Original Land Contract. Specifically, the Monthly Payment dates have been modified such that the Company is obligated to make such payments as follows: (i) $50,000 on each of January 5, 2009, February 2, 2009, March 2, 2009, April 1, 2009 and May 1, 2009; and (ii) $33,750,000 payable on the Closing Date.

The Company made the January 5, 2009 $50,000 payment pursuant to the revised Land Contract.

A copy of the revised Land Contract is filed herewith as Exhibit 10.1.

 ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.

Exhibit Number	Description
10.1	Contract for the Sale and Purchase of Real Estate, dated December 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MYRIAD ENTERTAINMENT & RESPORTS, INC.

By:	/s/ NICHOLAS A. LOPARDO
Nicholas A. Lopardo Interim Chief Executive Officer

Date:  January 16, 2009